UNITED STATES
                    SECURITIES AND EXCHANGE COMMISSION
                          Washington, D.C. 20549

                                FORM N-CSR

          CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                           INVESTMENT COMPANIES


Investment Company Act file number 811-08721

Name of Fund:  BlackRock Global Technology Fund, Inc.

Fund Address:  P.O. Box 9011
               Princeton, NJ  08543-9011

Name and address of agent for service:  Robert C. Doll, Jr., Chief Executive
       Officer, BlackRock Global Technology Fund, Inc., 800 Scudders Mill Road, Plainsboro, NJ, 08536. Mailing address: P.O. Box 9011, Princeton, NJ, 08543-9011

Registrant's telephone number, including area code:  (609) 282-2800

Date of fiscal year end: 03/31/07

Date of reporting period: 04/01/06 - 03/31/07

Item 1 - Report to Stockholders



ALTERNATIVES   BLACKROCK SOLUTIONS   EQUITIES   FIXED INCOME   LIQUIDITY
REAL ESTATE


BlackRock
Global Technology Fund, Inc.


ANNUAL REPORT    MARCH 31, 2007


(BLACKROCK logo)


NOT FDIC INSURED
MAY LOSE VALUE
NO BANK GUARANTEE



This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund's current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

Investment in foreign securities involves special risks including fluctuating foreign exchange rates, foreign government regulations, differing degrees of liquidity and the possibility of substantial volatility due to adverse political, economic or other developments.


BlackRock Global Technology Fund, Inc.
P.O. Box 9011
Princeton, NJ 08543-9011



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BlackRock Global Technology Fund, Inc.


Portfolio Information as of March 31, 2007


                                               Percent of
                                                 Total
Geographic Allocation                         Investments

United States                                     78.1%
Bermuda                                            2.0
Germany                                            1.7
Netherlands                                        1.4
Taiwan                                             1.3
Canada                                             1.0
France                                             0.9
Other*                                            13.6

 * Includes portfolio holdings in short-term investments and options written.



                                               Percent of
Ten Largest Equity Holdings                    Net Assets

QUALCOMM, Inc.                                     6.5%
Google, Inc. Class A                               5.0
Corning, Inc.                                      5.0
Electronic Arts, Inc.                              4.9
Cisco Systems, Inc.                                4.7
Intel Corp.                                        4.6
eBay, Inc.                                         4.3
Yahoo! Inc.                                        4.3
SanDisk Corp.                                      3.6
Global Payments, Inc.                              3.0



                                               Percent of
                                                 Total
Industry Representation                       Investments

Semiconductors & Semiconductors Equipment         21.9%
Communications Equipment                          18.1
Internet Software & Services                      15.2
Software                                          14.5
Computers & Peripherals                           10.2
IT Services                                        3.5
Electronic Equipment & Instruments                 2.1
Media                                              0.5
Diversified Telecommunications Services            0.4
Other**                                           13.6

 ** Includes portfolio holdings in short-term investments and options written.

    For Fund compliance purposes, the Fund's industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease.



BLACKROCK GLOBAL TECHNOLOGY FUND, INC.                           MARCH 31, 2007



A Letter to Shareholders


Dear Shareholder

For most financial markets, 2007 opened just as 2006 ended - on a positive trajectory. At the end of February and into March, however, global equity markets registered their first significant decline since last summer. The market jitters were triggered by a significant setback in the Chinese market and were exacerbated by several concerns, notably a weakening economy, some disappointing corporate earnings announcements, escalating geopolitical concerns in the Middle East and increasing delinquencies in the subprime mortgage market. Despite the recent spate of volatility, underlying stock market fundamentals appear quite sound, supported by a generally favorable global economic backdrop, tame inflation, relatively low interest rates and attractive valuations.

Not unlike the equity market, the bond market also has seen volatility recently as observers have attempted to interpret mixed economic signals. A bond market rally late last year reversed itself early in 2007 as economic data strengthened. Prices improved (and yields fell) again in February as equities struggled, but retrenched slightly in March. Notably, the Treasury curve remained inverted for much of 2006 and into 2007. The 30-year Treasury yield stood at 4.84% at the end of March 2007, while the one-month Treasury offered the highest yield on the curve at 5.07%.

For its part, the Federal Reserve Board (the Fed) has left the target short-term interest rate on hold at 5.25% since first pausing in its interest rate-hiking campaign on August 8, 2006. Although the central bankers continue to express concern about potential inflationary pressures, they also have made reference to signs of economic weakness in their public statements. Most observers expect the Fed to keep interest rates on hold for now.

Notwithstanding some recent volatility, most major market indexes managed to post positive returns for the annual and semi-annual reporting periods ended March 31, 2007:


Total Returns as of March 31, 2007                                            6-month        12-month
U.S. equities (Standard & Poor's 500 Index)                                    + 7.38%        +11.83%
Small cap U.S. equities (Russell 2000 Index)                                   +11.02         + 5.91
International equities (MSCI Europe, Australasia, Far East Index)              +14.85         +20.20
Fixed income (Lehman Brothers Aggregate Bond Index)                            + 2.76         + 6.59
Tax-exempt fixed income (Lehman Brothers Municipal Bond Index)                 + 1.93         + 5.43
High yield bonds (Credit Suisse High Yield Index)                              + 7.59         +11.82


If recent market movements are any guide, 2007 could be a year of enhanced market volatility. As you navigate the uncertainties of the financial markets, we encourage you to review your investment goals with your financial professional and to make portfolio changes, as needed. For more reflection on the markets, please ask your financial professional for the latest issue of "What's Ahead in 2007: First Quarter Update," or view it online at www.blackrock.com/funds. We thank you for trusting BlackRock with your investment assets, and we look forward to continuing to serve you in the months and years ahead.


Sincerely,


(Robert C. Doll, Jr.)
Robert C. Doll, Jr.
Fund President and Director



BLACKROCK GLOBAL TECHNOLOGY FUND, INC.                           MARCH 31, 2007



A Discussion With Your Fund's Portfolio Manager


Despite a challenging period for the sector, technology-driven change is rapidly evolving and we continue to invest in companies that we believe have the potential to benefit as a result.


How did the Fund perform during the fiscal year in light of the existing market conditions?

For the 12-month period ended March 31, 2007, BlackRock Global Technology Fund, Inc.'s Institutional, Investor A, Investor B, Investor C and Class R Shares had total returns of -2.05%, -2.34%, -3.14%, -3.15% and -2.54%, respectively. (Fund results shown do not reflect sales charges and would be lower if sales charges were included. Complete performance information can be found on pages 6 - 7 of this report to shareholders.) The Fund's returns lagged that of the broader market, as reflected in the +11.83% return of the Standard & Poor's 500 (S&P 500) Index, and the +4.12% return of its composite index, a blended universe of the Goldman Sachs Technology Composite Index and the Morgan Stanley Capital International World Information Technology Index. For the same period, the Lipper Science & Technology Funds category posted an average return of +0.65%. (Funds in this Lipper category invest primarily in science and technology stocks.)

The past 12 months represented a challenging period for investors in technology stocks. At the beginning of the reporting period, technology stocks struggled as the market digested first-quarter 2006 earnings reports. Investors responded to typical seasonal weakness in demand for technology products, particularly in the area of personal computers, as inventory built up in some segments of the supply chain. During the summer, a number of companies admitted to potential accounting issues related to the back-dating of stock option grants to employees. This exacerbated the prevailing investor uncertainty. Still, the tech cycle during the summer showed normal seasonal softness. After a significant decline in mid-July driven by the aforementioned factors, the market staged an impressive rally, with relatively consistent earnings from technology companies and a notable easing of energy prices. During the fourth quarter of 2006, the sector performed in line with the broader market, supported by significant merger-and-acquisition (M&A) activity. Subsequently, technology stocks underperformed during a volatile start to 2007, as returns in this economically sensitive asset class were dampened by slowing corporate profit growth, rising oil prices, inflationary concerns and a deteriorating housing market.

Stock selection and allocation decisions within the computers & peripherals, Internet software & services and software sectors hindered Fund returns during the period. In particular, underweight positions in Hewlett-Packard Co. and Oracle Corp., as well as an overweight in Yahoo! Inc., created a drag on relative performance. Moreover, an overweight position in media stocks hampered relative returns, as this was the worst-performing sector within the benchmark. Sirius Satellite Radio Inc. was a notable detractor in the media sector. Partially offsetting the poor performance were positive results generated within communications equipment and semiconductors & semiconductor equipment. Sierra Wireless, Inc. and MEMC Electronic Materials, Inc. posted healthy gains and were noteworthy contributors.


What changes were made to the portfolio during the period?

Changes during the fiscal year reflected our continuous refinement of the portfolio, as we pared back names where our conviction level had declined and replaced those holdings with what we believed to be more appealing investments.

Recently, we increased our exposure to the semiconductor, software and Internet software & services industries. Moreover, we have been reducing our holdings in IT services, household durables and commercial services & supplies. Within semiconductors, purchases included Kla-Tencor Corp. and Xilinx, Inc. These replaced MEMC Electronic Materials, Inc. and Trident Microsystems, Inc., among others. Within software, we initiated positions in Adobe Systems, Inc., Business Objects SA, Aspen Technology, Inc. and AutoDesk, Inc., replacing Novell, Inc. and Red Hat, Inc. In IT services, we reduced exposure by selling Paychex, Inc. and CheckFree Corp. from the portfolio.


How would you characterize the Fund's position at the close of the period?

At close of the fiscal year, the Fund was overweight in the communications equipment, Internet software & services and semiconductor industries, while underweight in the computers & peripherals, electronic equipment & instruments and IT services industries. In absolute terms, the Fund's largest industry weights at period-end were semiconductors at 24.9% of net assets, communications equipment at 21.1%, software at 16.9%, Internet software & services at 17.6% and computers & peripherals at 11.9%.



BLACKROCK GLOBAL TECHNOLOGY FUND, INC.                           MARCH 31, 2007



Looking ahead, we maintain a positive outlook on the long-term prospects in the technology sector. Fundamentals remain solid and valuations have become increasingly attractive as earnings have improved while the sector underperformed the S&P 500 Index for the third consecutive year. In light of these factors, we believe the broad technology market is poised to outperform this year.

Within the sector, we are beginning to shift some assets toward enterprise-focused companies and away from consumer-driven names. The latter have been bolstered by the resilient spending of the American consumer, all while enduring periods of interest rate volatility, energy price volatility and the recent decline in the housing market. While we continue to expect stable growth in consumer spending, we believe we are in the early stages of a handoff to an enterprise-led growth cycle, a trend driven by the Internet and a need for companies to improve their competitive positioning and productivity. During this cycle, we have seen a significant improvement in balance sheets largely driven by profit growth across Corporate America. In our view, much of this profit growth was due to a "productivity Renaissance" enabled by technology adoption by Corporate America during the prior 10-year period. Recently, however, we have seen a fade in this rate of productivity as companies have shied away from new capital spending in favor of levering past investments, allowing margins to reach near-peak levels across much of America. As a result, corporate balance sheets remain overcapitalized, with significant cash levels that need to be utilized productively. Companies have been very active delevering, buying back equity and making acquisitions over the past several quarters and we now believe we are in the early stages of capital spending improvements. This can be witnessed most clearly in the telecommunications realm, where AT&T and Verizon are spending to compete more effectively in data and video to fend off the cable industry's assault of the telephony market via investments in VoIP (Voice over Internet Protocol) technology. We believe this spending will allow companies to deliver better revenue opportunities while enabling a plateauing of margins at a relatively high level.

The Internet remains a core focus driving multiple themes in the Fund. While the Internet has approached adolescence, we believe there is still significant growth in this sector globally. In countries where Internet broadband penetration is significant, we are seeing exciting new business models develop, such as Internet video, the mobile Internet and software as a service. In less penetrated regions, the sheer number of new Internet users provides material growth. In addition, we continue to foresee another record year in Internet retail sales.

In a change from prior commentary, we have become more constructive on the personal computer market in 2007. The natural four-year replacement cycle is expected to converge with the launch of Microsoft's Vista product, potentially providing a significant growth opportunity as we exit the calendar year. Microsoft's new product requires significant computing resources, and we believe benefits will be seen throughout the personal computing supply chain.

Unchanged is our positive view of the video game cycle, which is in its earliest stages. Although the initial availability of the new Sony Playstation 3 and Nintendo Wii game platforms for the 2006 holiday season was disappointing, we believe the excitement around these products, in addition to Microsoft's Xbox platform, is a positive indicator for end demand. In our view, these gaming platforms are the most innovative and interactive platforms ever launched and open up new revenue opportunities such as online gaming and in-game advertising during the next several years.

In sum, we remain cognizant of the risks to the economy; however, we believe there are still several growth opportunities for investors in high technology stocks. We continue to focus on those areas that we believe represent the most attractive future growth for our investors. We also believe the multi-year valuation contraction experienced with consistently improving fundamentals provides an attractive landscape for the remainder of 2007.


Dominic Vignola
Vice President and Portfolio Manager


April 24, 2007



BLACKROCK GLOBAL TECHNOLOGY FUND, INC.                           MARCH 31, 2007



Performance Data


About Fund Performance


Effective October 2, 2006, the Fund's Class A, Class B, Class C and Class I Shares were redesignated Investor A, Investor B, Investor C and Institutional Shares, respectively. Class R Shares did not change their designation. As previously communicated to shareholders, new sales charge schedules came into effect at the same time for certain of these classes. The Fund has multiple classes of shares:

* Institutional Shares are not subject to any sales charge. Institutional Shares bear no ongoing distribution or service fees and are available only to eligible investors.

* Investor A Shares incur a maximum initial sales charge (front-end load) of 5.25% and a service fee of 0.25% per year (but no distribution fee).

* Investor B Shares are subject to a maximum contingent deferred sales charge of 4.50% declining to 0% after six years. In addition, Investor B Shares are subject to a distribution fee of 0.75% per year and a service fee of 0.25% per year. These shares automatically convert to Investor A Shares after approximately eight years. (There is no initial sales charge for automatic share conversions.) All returns for periods greater than eight years reflect this conversion.

* Investor C Shares are subject to a distribution fee of 0.75% per year and a service fee of 0.25% per year. In addition, Investor C Shares are subject to a 1% contingent deferred sales charge if redeemed within one year of purchase.

* Class R Shares do not incur a maximum initial sales charge (front-end load) or deferred sales charge. These shares are subject to a distribution fee of 0.25% per year and a service fee of 0.25% per year. Class R Shares are available only to certain retirement plans. Prior to inception, Class R Share performance results are those of the Institutional Shares (which have no distribution or service fees) restated for Class R Share fees.

Performance information reflects past performance and does not guarantee future results. Current performance may be lower or higher than the performance data quoted. Refer to www.blackrock.com to obtain performance data current to the most recent month-end. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The Fund may charge a 2% redemption fee for sales or exchanges of shares within 30 days of purchase or exchange. Performance data does not reflect this potential fee. Figures shown in each of the following tables assume reinvestment of all dividends and capital gain distributions, if any, at net asset value on the ex-dividend date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of service, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders. The Fund's manager waived a portion of its fee. Without such waiver, the Fund's returns would have been lower.


Recent Performance Results

                                                        6-Month           12-Month       Since Inception
As of March 31, 2007                                  Total Return      Total Return       Total Return
Institutional Shares*                                     +5.19%           - 2.05%            -16.19%
Investor A Shares*                                        +5.03            - 2.34             -18.04
Investor B Shares*                                        +4.51            - 3.14             -23.22
Investor C Shares*                                        +4.53            - 3.15             -23.88
Class R Shares*                                           +4.92            - 2.54             -18.97
S&P 500 (R) Index**                                       +7.38            +11.83             +44.00

  * Investment results shown do not reflect sales charges; results shown would be lower if a sales charge was included. Cumulative total investment returns are based on changes in net asset values for the periods shown, and assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date. Since inception total return is from 6/26/98.

 ** This unmanaged broad-based Index is comprised of 500 industrial, utility, transportation and financial companies of the U.S. markets (mostly NYSE issues), representing about 75% of NYSE market capitalization and 30% of NYSE issues. Since inception total return is from 6/26/98.

    S&P 500 is a trademark of the McGraw-Hill Companies.



BLACKROCK GLOBAL TECHNOLOGY FUND, INC.                           MARCH 31, 2007



Performance Data (concluded)


Total Return Based on a $10,000 Investment


A line graph illustrating the growth of a $10,000 investment in Institutional Shares*++, Investor A Shares*++, Investor B Shares*++, Investor C Shares*++ and Class R Shares*++ compared to a similar investment in Standard & Poor's 500 Index++++. Values illustrated are as follows:


Institutional Shares*++

Date                                      Value

6/26/1998**                             $10,000.00
March 1999                              $13,590.00
March 2000                              $29,810.00
March 2001                              $10,189.00
March 2002                              $ 8,329.00
March 2003                              $ 4,929.00
March 2004                              $ 8,081.00
March 2005                              $ 7,234.00
March 2006                              $ 8,557.00
March 2007                              $ 8,381.00


Investor A Shares*++

Date                                      Value

6/26/1998**                             $ 9,475.00
March 1999                              $12,848.00
March 2000                              $28,122.00
March 2001                              $ 9,595.00
March 2002                              $ 7,814.00
March 2003                              $ 4,616.00
March 2004                              $ 7,550.00
March 2005                              $ 6,739.00
March 2006                              $ 7,951.00
March 2007                              $ 7,766.00


Investor B Shares*++

Date                                      Value

6/26/1998**                             $10,000.00
March 1999                              $13,480.00
March 2000                              $29,280.00
March 2001                              $ 9,909.00
March 2002                              $ 8,013.00
March 2003                              $ 4,686.00
March 2004                              $ 7,601.00
March 2005                              $ 6,736.00
March 2006                              $ 7,879.00
March 2007                              $ 7,678.00


Investor C Shares*++

Date                                      Value

6/26/1998**                             $10,000.00
March 1999                              $13,480.00
March 2000                              $29,280.00
March 2001                              $ 9,909.00
March 2002                              $ 8,003.00
March 2003                              $ 4,686.00
March 2004                              $ 7,591.00
March 2005                              $ 6,716.00
March 2006                              $ 7,859.00
March 2007                              $ 7,612.00


Class R Shares*++

Date                                      Value

6/26/1998**                             $10,000.00
March 1999                              $13,538.00
March 2000                              $29,550.00
March 2001                              $10,048.00
March 2002                              $ 8,172.00
March 2003                              $ 4,822.00
March 2004                              $ 7,934.00
March 2005                              $ 7,058.00
March 2006                              $ 8,314.00
March 2007                              $ 8,103.00


Standard & Poor's 500 Index++++

Date                                      Value

6/26/1998**                             $10,000.00
March 1999                              $11,475.00
March 2000                              $13,534.00
March 2001                              $10,600.00
March 2002                              $10,626.00
March 2003                              $ 7,995.00
March 2004                              $10,802.00
March 2005                              $11,525.00
March 2006                              $12,877.00
March 2007                              $14,400.00


    * Assuming maximum sales charge, if any, transaction costs and other operating expenses, including advisory fees.

   ** Commencement of operations.

   ++ The Fund invests primarily in equity securities of issuers that, in the opinion of the Manager, derive a substantial portion of their income from products and services in technology-related industries.

 ++++ This unmanaged Index covers 500 industrial, utility, transportation and financial companies of the U.S. markets (mostly NYSE issues) representing about 75% of NYSE market capitalization and 30% of NYSE issues.

      Past performance is not indicative of future results.



Average Annual Total Return



                                                            Return
Institutional Shares

One Year Ended 3/31/07                                       -2.05%
Five Years Ended 3/31/07                                     +0.12
Inception (6/26/98) through 3/31/07                          -2.00



                                      Return Without     Return With
                                       Sales Charge     Sales Charge*
Investor A Shares

One Year Ended 3/31/07                     -2.34%            -7.46%
Five Years Ended 3/31/07                   -0.13             -1.20
Inception (6/26/98)
through 3/31/07                            -2.25             -2.85



                                          Return            Return
                                       Without CDSC    With CDSC++++++
Investor B Shares++

One Year Ended 3/31/07                     -3.14%            -7.50%
Five Years Ended 3/31/07                   -0.97             -1.37
Inception (6/26/98)
through 3/31/07                            -2.97             -2.97



                                          Return            Return
                                       Without CDSC    With CDSC++++++
Investor C Shares++++

One Year Ended 3/31/07                     -3.15%            -4.11%
Five Years Ended 3/31/07                   -1.00             -1.00
Inception (6/26/98)
through 3/31/07                            -3.07             -3.07



                                                            Return
Class R Shares

One Year Ended 3/31/07                                       -2.54%
Five Years Ended 3/31/07                                     -0.17
Inception (6/26/98) through 3/31/07                          -2.37


       * Assuming maximum sales charge of 5.25%.

      ++ Maximum contingent deferred sales charge is 4.50% and is reduced to 0% after six years.

    ++++ Maximum contingent deferred sales charge is 1% and is reduced to 0% after one year.

  ++++++ Assuming payment of applicable contingent deferred sales charge.



BLACKROCK GLOBAL TECHNOLOGY FUND, INC.                           MARCH 31, 2007



Disclosure of Expenses


Shareholders of this Fund may incur the following charges: (a) expenses related to transactions, including sales charges, redemption fees and exchange fees; and (b) operating expenses including advisory fees, distribution fees including 12b-1 fees, and other Fund expenses. The following example (which is based on a hypothetical investment of $1,000 invested on October 1, 2006 and held through March 31, 2007) is intended to assist shareholders both in calculating expenses based on an investment in the Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The first table below provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number in the first line under the heading entitled "Expenses Paid During the Period."

The second table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in this Fund and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in other funds' shareholder reports.

The expenses shown in the table are intended to highlight shareholders' ongoing costs only and do not reflect any transactional expenses, such as sales charges, redemption fees or exchange fees. Therefore, the second table is useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.



                                                                                                  Expenses Paid
                                                              Beginning            Ending       During the Period*
                                                            Account Value      Account Value    October 1, 2006 to
                                                              October 1,         March 31,          March 31,
                                                                 2006               2007               2007

Actual

Institutional                                                   $1,000           $1,051.90            $ 8.75
Investor A                                                      $1,000           $1,050.30            $10.02
Investor B                                                      $1,000           $1,045.10            $14.33
Investor C                                                      $1,000           $1,045.30            $14.38
Class R                                                         $1,000           $1,049.20            $11.34

Hypothetical (5% annual return before expenses)**

Institutional                                                   $1,000           $1,016.37            $ 8.60
Investor A                                                      $1,000           $1,015.13            $ 9.85
Investor B                                                      $1,000           $1,010.89            $14.09
Investor C                                                      $1,000           $1,010.84            $14.14
Class R                                                         $1,000           $1,013.83            $11.15

  * For each class of the Fund, expenses are equal to the annualized expense ratio for the class
    (1.71% for Institutional, 1.96% for Investor A, 2.81% for Investor B, 2.82% for Investor C and
    2.22% for Class R), multiplied by the average account value over the period, multiplied by 182/365
    (to reflect the one-half year period shown).

 ** Hypothetical 5% annual return before expenses is calculated by pro-rating the number of days in the most recent fiscal half year divided by 365.



BLACKROCK GLOBAL TECHNOLOGY FUND, INC.                           MARCH 31, 2007



Schedule of Investments as of March 31, 2007                  (in U.S. dollars)


                                                         Shares
       Industry       Common Stocks                        Held        Value

Bermuda--2.3%

       Semiconductors & Semiconductor
       Equipment--2.3%

       Marvell Technology Group Ltd. (a)(b)             288,800   $   4,854,728

       Total Common Stocks in Bermuda                                 4,854,728


Canada--1.2%

       Communications Equipment--1.2%

       Sierra Wireless, Inc. (a)                        160,100       2,511,969

       Total Common Stocks in Canada                                  2,511,969


France--1.0%

       Software--1.0%

       Business Objects SA (a)(b)                        58,000       2,099,020

       Total Common Stocks in France                                  2,099,020


Germany--2.0%

       Semiconductors & Semiconductor
       Equipment--2.0%

       Qimonda AG (a)(b)(e)                             289,900       4,162,964

       Total Common Stocks in Germany                                 4,162,964


Netherlands--1.7%

       Semiconductors & Semiconductor
       Equipment--1.7%

       ASML Holding NV Registered
         Shares (a)(b)                                   47,000       1,163,250

       STMicroelectronics NV (NY Registered
         Shares)                                        120,700       2,317,440

       Total Common Stocks in the Netherlands                         3,480,690


Taiwan--1.5%

       Electronic Equipment
       & Instruments--1.5%

       AU Optronics Corp. (b)                           225,600       3,226,080

       Total Common Stocks in Taiwan                                  3,226,080


United States--90.1%

       Communications
       Equipment--19.9%

       Andrew Corp. (a)                                  20,800         220,272
       Avanex Corp. (a)                                 114,600         205,134
       Ciena Corp. (a)                                  167,157       4,672,038
       Cisco Systems, Inc. (a)                          383,100       9,780,543
       Corning, Inc. (a)                                461,400      10,492,236
       Juniper Networks, Inc. (a)                        79,300       1,560,624
       MRV Communications, Inc. (a)                     294,400       1,045,120
       QUALCOMM, Inc.                                   318,300      13,578,678
                                                                  -------------
                                                                     41,554,645

       Computers & Peripherals--11.9%

       Apple Computer, Inc. (a)                           7,800         724,698
       Dell, Inc. (a)                                   107,600       2,497,396
       EMC Corp. (a)                                    282,400       3,911,240
       Electronics for Imaging, Inc. (a)                 68,600       1,608,670
       Network Appliance, Inc. (a)                       96,000       3,505,920
       QLogic Corp. (a)                                 168,400       2,862,800
       SanDisk Corp. (a)(e)                             172,500       7,555,500
       Seagate Technology                                90,800       2,115,640
                                                                  -------------
                                                                     24,781,864



                                                         Shares
       Industry       Common Stocks                        Held        Value

United States (continued)

       Diversified Telecommunication
       Services--0.4%

       BigBand Networks, Inc. (a)                        49,100   $     884,291

       Electronic Equipment
       & Instruments--0.9%

       Daktronics, Inc.                                  68,700       1,885,128

       IT Services--4.0%

       CACI International, Inc. Class A (a)              44,600       2,089,956
       Global Payments, Inc.(e)                         186,600       6,355,596
                                                                  -------------
                                                                      8,445,552

       Internet Software
       & Services--17.6%

       Bankrate, Inc. (a)(e)                            168,100       5,923,844
       Digital River, Inc. (a)                           39,600       2,187,900
       eBay, Inc. (a)(e)                                274,000       9,083,100
       Google, Inc. Class A (a)                          23,000      10,537,680
       Yahoo! Inc. (a)                                  289,800       9,067,842
                                                                  -------------
                                                                     36,800,366

       Media--0.6%

       Getty Images, Inc. (a)                            24,000       1,167,120

       Semiconductors & Semiconductor
       Equipment--18.9%

       Analog Devices, Inc.                              52,000       1,793,480
       Applied Materials, Inc.                           63,100       1,155,992
       Applied Micro Circuits Corp. (a)                 499,800       1,824,270
       Broadcom Corp. Class A (a)                        76,600       2,456,562
       Intel Corp.                                      501,000       9,584,130
       Intersil Corp. Class A                           105,400       2,792,046
       KLA-Tencor Corp.                                  55,700       2,969,924
       Lam Research Corp. (a)                            48,500       2,295,990
       Maxim Integrated Products, Inc.                   85,000       2,499,000
       Microchip Technology, Inc. (e)                    83,400       2,963,202
       Micron Technology, Inc. (a)                       97,900       1,182,632
       National Semiconductor Corp.                      57,800       1,395,292
       Nvidia Corp. (a)                                  90,300       2,598,834
       Sirf Technology Holdings, Inc. (a)(e)             42,900       1,190,904
       Spansion LLC Class A (a)                          26,400         321,816
       Xilinx, Inc.                                     103,600       2,665,628
                                                                  -------------
                                                                     39,689,702

       Software--15.9%

       Activision, Inc. (a)                             159,000       3,011,460
       Adobe Systems, Inc. (a)                           96,800       4,036,560
       Aspen Technology, Inc. (a)                       168,900       2,195,700
       AutoDesk, Inc. (a)                                13,700         515,120
       CommVault Systems, Inc. (a)                      239,300       3,876,660
       Electronic Arts, Inc. (a)(e)                     202,500      10,197,900
       Microsoft Corp.                                  122,100       3,402,927
       Oracle Corp. (a)                                 189,700       3,439,261
       Symantec Corp. (a)                               150,100       2,596,730
                                                                  -------------
                                                                     33,272,318

       Total Common Stocks in the
       United States                                                188,480,986

       Total Common Stocks
       (Cost--$217,329,405)--99.8%                                  208,816,437



BLACKROCK GLOBAL TECHNOLOGY FUND, INC.                           MARCH 31, 2007



Schedule of Investments (concluded)                           (in U.S. dollars)


                                                         Shares
                      Exchange-Traded Funds                Held        Value

United States--0.5%

       Semiconductor HOLDRs Trust                        30,600   $   1,021,734

       Total Exchange-Traded Funds
       (Cost--$1,065,792)--0.5%                                       1,021,734



                                                     Beneficial
       Short-Term Securities                           Interest


       BlackRock Liquidity Series, LLC
         Cash Sweep Series,
         5.26% (c)(f)                               $   194,894         194,894

       BlackRock Liquidity Series, LLC
         Money Market Series,
         5.33% (c)(d)(f)                             33,147,000      33,147,000

       Total Short-Term Securities
       (Cost--$33,341,894)--15.9%                                    33,341,894

       Total Investments
       (Cost--$251,737,091)--116.2%                                 243,180,065



                                                      Number of
       Call Options Written                           Contracts        Value

       eBay, Inc., expiring May 2007
         at USD 35                                          427   $    (37,576)
       Google, Inc. Class A, expiring June 2007
         at USD 470                                          50        (90,000)
       KLA-Tencor Corp., expiring April 2007
         at USD 55                                          184        (17,480)
       QUALCOMM, Inc., expiring July 2007
         at USD 47.5                                        764        (99,320)
       SanDisk Corp., expiring July 2007
         at USD 50                                          300        (50,100)
       Yahoo! Inc., expiring July 2007
         at USD 32.5                                        322        (59,570)

       Total Options Written
       (Premiums Paid--$333,273)--(0.2%)                              (354,046)

Total Investments, Net of Options Written
  (Cost--$251,403,818*)--116.0%                                     242,826,019
Liabilities in Excess of Other Assets--(16.0%)                     (33,568,759)
                                                                  -------------
Net Assets--100.0%                                                $ 209,257,260
                                                                  =============


  * The cost and unrealized appreciation (depreciation) of investments as of March 31, 2007, as computed for federal income tax purposes, were as follows:


    Aggregate cost                                 $    253,805,681
                                                   ================
    Gross unrealized appreciation                  $      3,966,198
    Gross unrealized depreciation                      (14,945,860)
                                                   ----------------
    Net unrealized depreciation                    $   (10,979,662)
                                                   ================

(a) Non-income producing security.

(b) Depositary receipts.

(c) Investments in companies considered to be an affiliate of the Fund, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, were as follows:

                                                  Net          Interest
                                                Activity        Income

    BlackRock Liquidity Series, LLC
      Cash Sweep Series                       $ (9,799,776)   $ 283,877
    BlackRock Liquidity Series, LLC
      Money Market Series                     $(15,745,800)   $  63,059


(d) Security was purchased with the cash proceeds from securities loans.

(e) Security, or a portion of security, is on loan.

(f) Represents the current yield as of March 31, 2007.

  o For Fund compliance purposes, the Fund's industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease. Industries are shown as a percent of net assets. These industry classifications are unaudited.

    See Notes to Financial Statements.



BLACKROCK GLOBAL TECHNOLOGY FUND, INC.                           MARCH 31, 2007


Statement of Assets and Liabilities

As of March 31, 2007
Assets

       Investments in unaffiliated securities, at value (including securities loaned
       of $31,480,249) (identified cost--$218,395,197)                                                            $   209,838,171
       Investments in affiliated securities, at value (identified cost--$33,341,894)                                   33,341,894
       Foreign cash (cost--$181,270)                                                                                      181,257
       Receivables:
           Securities sold                                                                     $     7,720,580
           Options written                                                                              57,728
           Capital shares sold                                                                          19,920
           Dividends                                                                                    16,110
           Securities lending                                                                            3,792          7,818,130
                                                                                               ---------------
       Prepaid expenses and other assets                                                                                   62,056
                                                                                                                  ---------------
       Total assets                                                                                                   251,241,508
                                                                                                                  ---------------

Liabilities

       Collateral on securities loaned, at value                                                                       33,147,000
       Options written, at value (premiums received--$333,273)                                                            354,046
       Bank overdraft                                                                                                   1,109,722
       Payables:
           Securities purchased                                                                      5,634,724
           Capital shares redeemed                                                                   1,117,031
           Investment adviser                                                                          173,807
           Other affiliates                                                                             92,719
           Distributor                                                                                  71,696          7,089,977
                                                                                               ---------------
       Accrued expenses                                                                                                   283,503
                                                                                                                  ---------------
       Total liabilities                                                                                               41,984,248
                                                                                                                  ---------------

Net Assets

       Net assets                                                                                                 $   209,257,260
                                                                                                                  ===============

Net Assets Consist of

       Institutional Shares of Common Stock, $.10 par value, 100,000,000 shares authorized                        $       843,882
       Investor A Shares of Common Stock, $.10 par value, 100,000,000 shares authorized                                   918,737
       Investor B Shares of Common Stock, $.10 par value, 200,000,000 shares authorized                                   560,063
       Investor C Shares of Common Stock, $.10 par value, 100,000,000 shares authorized                                   340,797
       Class R Shares of Common Stock, $.10 par value, 200,000,000 shares authorized                                       16,259
       Paid-in capital in excess of par                                                                             1,414,647,372
       Accumulated investment loss--net                                                       $        (1,456)
       Accumulated realized capital losses--net                                                (1,199,490,493)
       Unrealized depreciation--net                                                                (8,577,901)
                                                                                              ----------------
       Total accumulated losses--net                                                                              (1,208,069,850)
                                                                                                                  ---------------
       Net Assets                                                                                                 $   209,257,260
                                                                                                                  ===============

Net Asset Value

       Institutional--Based on net assets of $68,414,666 and 8,438,822 shares outstanding                         $          8.11
                                                                                                                  ===============
       Investor A--Based on net assets of $72,931,975 and 9,187,366 shares outstanding                            $          7.94
                                                                                                                  ===============
       Investor B--Based on net assets of $41,486,606 and 5,600,633 shares outstanding                            $          7.41
                                                                                                                  ===============
       Investor C--Based on net assets of $25,175,595 and 3,407,965 shares outstanding                            $          7.39
                                                                                                                  ===============
       Class R--Based on net assets of $1,248,418 and 162,589 shares outstanding                                  $          7.68
                                                                                                                  ===============

       See Notes to Financial Statements.



BLACKROCK GLOBAL TECHNOLOGY FUND, INC.                           MARCH 31, 2007


Statement of Operations

For the Year Ended March 31, 2007
Investment Income

       Dividends (net of $16,184 foreign withholding tax)                                                         $       871,491
       Interest from affiliates                                                                                           283,877
       Securities lending--net                                                                                             63,059
                                                                                                                  ---------------
       Total income                                                                                                     1,218,427
                                                                                                                  ---------------

Expenses

       Investment advisory fees                                                                $     2,373,154
       Service and distribution fees--Investor B                                                       609,427
       Transfer agent fees--Institutional                                                              399,073
       Transfer agent fees--Investor A                                                                 390,672
       Transfer agent fees--Investor B                                                                 332,579
       Service and distribution fees--Investor C                                                       284,242
       Service fees--Investor A                                                                        180,513
       Transfer agent fees--Investor C                                                                 159,992
       Professional fees                                                                               129,887
       Accounting services                                                                             114,818
       Printing and shareholder reports                                                                 69,874
       Registration fees                                                                                61,593
       Custodian fees                                                                                   57,246
       Directors' fees and expenses                                                                     43,485
       Transfer agent fees--Class R                                                                      7,107
       Service and distribution fees--Class R                                                            6,512
       Pricing fees                                                                                      3,783
       Other                                                                                            30,978
                                                                                               ---------------
       Total expenses before waiver                                                                  5,254,935
       Waiver of expenses                                                                            (160,810)
                                                                                               ---------------
       Total expenses after waiver                                                                                      5,094,125
                                                                                                                  ---------------
       Investment loss--net                                                                                           (3,875,698)
                                                                                                                  ---------------

Realized & Unrealized Gain (Loss)--Net

       Realized gain (loss) on:
           Investments--net                                                                          3,854,435
           Options written--net                                                                       (64,765)
           Foreign currency transactions--net                                                          (8,380)          3,781,290
                                                                                               ---------------
       Change in unrealized appreciation/depreciation on:
           Investments--net                                                                        (9,416,016)
           Options written--net                                                                       (20,773)
           Foreign currency transactions--net                                                          (1,050)        (9,437,839)
                                                                                               ---------------    ---------------
       Total realized and unrealized loss--net                                                                        (5,656,549)
                                                                                                                  ---------------
       Net Decrease in Net Assets Resulting from Operations                                                       $   (9,532,247)
                                                                                                                  ===============

       See Notes to Financial Statements.



BLACKROCK GLOBAL TECHNOLOGY FUND, INC.                           MARCH 31, 2007


Statements of Changes in Net Assets

                                                                                                       For the Year Ended
                                                                                                           March 31,
Increase (Decrease) in Net Assets:                                                                     2007           2006
Operations

       Investment loss--net                                                                    $   (3,875,698)    $   (4,906,243)
       Realized gain--net                                                                            3,781,290         28,929,691
       Change in unrealized appreciation/depreciation--net                                         (9,437,839)         26,935,844
                                                                                               ---------------    ---------------
       Net increase (decrease) in net assets resulting from operations                             (9,532,247)         50,959,292
                                                                                               ---------------    ---------------

Capital Share Transactions

       Net decrease in net assets derived from capital share transactions                         (70,982,944)      (103,178,936)
                                                                                               ---------------    ---------------

Redemption Fees

       Redemption fees                                                                                   3,022              1,422
                                                                                               ---------------    ---------------

Net Assets

       Total decrease in net assets                                                               (80,512,169)       (52,218,222)
       Beginning of year                                                                           289,769,429        341,987,651
                                                                                               ---------------    ---------------
       End of year*                                                                            $   209,257,260    $   289,769,429
                                                                                               ===============    ===============
           * Accumulated investment loss--net                                                  $       (1,456)    $       (3,830)
                                                                                               ===============    ===============

             See Notes to Financial Statements.



BLACKROCK GLOBAL TECHNOLOGY FUND, INC.                           MARCH 31, 2007


Financial Highlights

The following per share
data and ratios have                          Institutional                                         Investor A
been derived from
information provided in                For the Year Ended March 31,                        For the Year Ended March 31,
the financial statements.      2007      2006      2005      2004       2003      2007      2006       2005      2004      2003
Per Share Operating Performance

Net asset value,
beginning of year           $   8.28   $  7.00    $  7.82   $  4.77   $  8.06   $   8.13   $  6.89   $  7.72    $  4.72   $  7.99
                            -------------------------------------------------   -------------------------------------------------
Investment loss--net**         (.09)     (.07)      (.06)     (.09)     (.07)      (.11)     (.09)     (.08)      (.11)     (.09)
Realized and unrealized
gain (loss)--net             (.08)++    1.35++    (.76)++      3.14    (3.22)    (.08)++    1.33++   (.75)++       3.11    (3.18)
                            -------------------------------------------------   -------------------------------------------------
Total from investment
operations                     (.17)      1.28      (.82)      3.05    (3.29)      (.19)      1.24     (.83)       3.00    (3.27)
                            -------------------------------------------------   -------------------------------------------------
Net asset value, end
of year                     $   8.11   $  8.28    $  7.00   $  7.82   $  4.77   $   7.94   $  8.13   $  6.89    $  7.72   $  4.72
                            =================================================   =================================================

Total Investment Return*

Based on net asset
value per share              (2.05%)    18.29%   (10.49%)    63.94%  (40.82%)    (2.34%)    18.00%  (10.75%)     63.56%  (40.93%)
                            =================================================   =================================================

Ratios to Average Net Assets

Expenses, net of waiver        1.65%     1.54%      1.69%     1.60%     1.69%      1.91%     1.79%     1.94%      1.85%     1.94%
                            =================================================   =================================================

Expenses                       1.72%     1.58%      1.71%     1.60%     1.69%      1.98%     1.84%     1.97%      1.85%     1.94%
                            =================================================   =================================================
Investment loss--net         (1.14%)    (.97%)     (.85%)   (1.31%)   (1.30%)    (1.39%)   (1.22%)   (1.14%)    (1.56%)   (1.55%)
                            =================================================   =================================================

Supplemental Data

Net assets, end of
year (in thousands)         $ 68,415  $ 88,112   $ 95,897  $219,677  $144,992   $ 72,932  $ 67,464  $ 74,023   $108,969  $ 73,949
                            =================================================   =================================================
Portfolio turnover           253.94%   166.14%    191.03%   120.50%    78.42%    253.94%   166.14%   191.03%    120.50%    78.42%
                            =================================================   =================================================

    * Total investment returns exclude the effects of any sales charges.

   ** Based on average shares outstanding.

   ++ Includes a redemption fee, which is less than $.01 per share.

      See Notes to Financial Statements.



BLACKROCK GLOBAL TECHNOLOGY FUND, INC.                           MARCH 31, 2007



Financial Highlights (continued)

The following per share
data and ratios have                            Investor B                                          Investor C
been derived from
information provided in                For the Year Ended March 31,                        For the Year Ended March 31,
the financial statements.      2007      2006      2005      2004       2003      2007      2006       2005      2004      2003
Per Share Operating Performance

Net asset value,
beginning of year           $   7.65   $  6.54    $  7.38   $  4.55   $  7.78   $   7.63   $  6.52   $  7.37    $  4.55   $  7.77
                            -------------------------------------------------   -------------------------------------------------
Investment loss--net**         (.16)     (.14)      (.13)     (.16)     (.13)      (.16)     (.15)     (.13)      (.16)     (.13)
Realized and unrealized
gain (loss)--net             (.08)++    1.25++    (.71)++      2.99    (3.10)    (.08)++    1.26++   (.72)++       2.98    (3.09)
                            -------------------------------------------------   -------------------------------------------------
Total from investment
operations                     (.24)      1.11      (.84)      2.83    (3.23)      (.24)      1.11     (.85)       2.82    (3.22)
                            -------------------------------------------------   -------------------------------------------------
Net asset value, end
of year                     $   7.41   $  7.65    $  6.54   $  7.38   $  4.55   $   7.39   $  7.63   $  6.52    $  7.37   $  4.55
                            =================================================   =================================================

Total Investment Return*

Based on net asset
value per share              (3.14%)    16.97%   (11.38%)    62.20%  (41.52%)    (3.15%)    17.02%  (11.53%)     61.98%  (41.44%)
                            =================================================   =================================================

Ratios to Average Net Assets

Expenses, net of waiver        2.74%     2.63%      2.77%     2.68%     2.78%      2.77%     2.67%     2.82%      2.73%     2.85%
                            =================================================   =================================================
Expenses                       2.81%     2.67%      2.80%     2.68%     2.78%      2.84%     2.72%     2.85%      2.73%     2.85%
                            =================================================   =================================================

Investment loss--net         (2.23%)   (2.06%)    (1.98%)   (2.39%)   (2.41%)    (2.26%)   (2.10%)   (2.02%)    (2.44%)   (2.48%)
                            =================================================   =================================================

Supplemental Data

Net assets, end of
year (in thousands)         $ 41,487  $ 98,273   $129,911  $224,281  $181,756   $ 25,176  $ 34,421  $ 40,997   $ 66,594  $ 50,295
                            =================================================   =================================================
Portfolio turnover           253.94%   166.14%    191.03%   120.50%    78.42%    253.94%   166.14%   191.03%    120.50%    78.42%
                            =================================================   =================================================

    * Total investment returns exclude the effects of any sales charges.

   ** Based on average shares outstanding.

   ++ Includes a redemption fee, which is less than $.01 per share.

      See Notes to Financial Statements.



BLACKROCK GLOBAL TECHNOLOGY FUND, INC.                           MARCH 31, 2007


Financial Highlights (concluded)

                                                                                          Class R

                                                                                                                 For the Period
                                                                                                              January 3, 2003++++
The following per share data and ratios have been derived               For the Year Ended March 31,              to March 31,
from information provided in the financial statements.        2007           2006           2005          2004        2003
Per Share Operating Performance

       Net asset value, beginning of period                $     7.88     $     6.69     $     7.52     $     4.57     $     4.92
                                                           ----------     ----------     ----------     ----------     ----------
       Investment loss--net**                                   (.12)          (.11)          (.09)          (.13)          (.01)
       Realized and unrealized gain (loss)--net               (.08)++         1.30++        (.74)++           3.08          (.34)
                                                           ----------     ----------     ----------     ----------     ----------
       Total from investment operations                         (.20)           1.19          (.83)           2.95          (.35)
                                                           ----------     ----------     ----------     ----------     ----------
       Net asset value, end of period                      $     7.68     $     7.88     $     6.69     $     7.52     $     4.57
                                                           ==========     ==========     ==========     ==========     ==========

Total Investment Return

       Based on net asset value per share                     (2.54%)         17.79%       (11.04%)         64.55%     (7.11%)+++
                                                           ==========     ==========     ==========     ==========     ==========

Ratios to Average Net Assets

       Expenses, net of waiver                                  2.16%          2.03%          2.21%          2.10%         2.17%*
                                                           ==========     ==========     ==========     ==========     ==========
       Expenses                                                 2.23%          2.07%          2.25%          2.10%         2.17%*
                                                           ==========     ==========     ==========     ==========     ==========
       Investment loss--net                                   (1.64%)        (1.45%)        (1.34%)        (1.81%)       (1.46%)*
                                                           ==========     ==========     ==========     ==========     ==========

Supplemental Data

       Net assets, end of period (in thousands)            $    1,248     $    1,499     $    1,159     $      472     $  --+++++
                                                           ==========     ==========     ==========     ==========     ==========
       Portfolio turnover                                     253.94%        166.14%        191.03%        120.50%         78.42%
                                                           ==========     ==========     ==========     ==========     ==========

      * Annualized.

     ** Based on average shares outstanding.

     ++ Includes a redemption fee, which is less than $.01 per share.

   ++++ Commencement of operations.

    +++ Aggregate total investment return.

  +++++ Amount is less than $1,000.

        See Notes to Financial Statements.



BLACKROCK GLOBAL TECHNOLOGY FUND, INC.                           MARCH 31, 2007



Notes to Financial Statements


1. Significant Accounting Policies:
On September 29, 2006, Merrill Lynch Global Technology Fund, Inc. was renamed BlackRock Global Technology Fund, Inc. (the "Fund"). The Fund is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The Fund's financial statements are prepared in conformity with U.S. generally accepted accounting principles, which may require the use of management accruals and estimates. Actual results may differ from these estimates. The Fund offers multiple classes of shares. Effective October 2, 2006, Class I, Class A, Class B and Class C Shares were redesignated Institutional, Investor A, Investor B and Investor C Shares, respectively. Class R Shares did not change their designation. Institutional Shares are sold without a sales charge and only to certain eligible investors. Investor A Shares are sold with a front-end sales charge. Investor B and Investor C Shares may be subject to a contingent deferred sales charge. Class
R Shares are sold only to certain retirement plans. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that Investor A, Investor B, Investor C and Class R Shares bear certain expenses related to the shareholder servicing of such shares, and Investor B, Investor C and Class R Shares also bear certain expenses related to the distribution of such shares. Each class has exclusive voting rights with respect to matters relating to its service and distribution expenditures (except that Investor B shareholders may vote on certain changes to the Investor A distribution plan). Income, expenses (other than expenses attributable to a specific class) and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of securities--Equity securities that are held by the Fund that are traded on stock exchanges or the NASDAQ Global Market are valued at the last sale price or official close price on the exchange, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price for long positions, and at the last available asked price for short positions. In cases where equity securities are traded on more than one exchange, the securities are valued on the exchange designated as the primary market by or under the authority of the Board of Directors of the Fund. Long positions traded in the over-the-counter ("OTC") market, NASDAQ Capital Market or Bulletin Board are valued at the last available bid price or yield equivalent obtained from one or more dealers or pricing services approved by the Board of Directors of the Fund. Short positions traded in the OTC market are valued at the last available asked price. Portfolio securities that are traded both in the OTC market and on a stock exchange are valued according to the broadest and most representative market.

Options written are valued at the last sale price in the case of exchange-traded options. Options traded in the OTC market are valued at the last asked price (options written) or the last bid price (options purchased). Swap agreements are valued based upon quoted fair valuations received daily by the Fund from a pricing service or counterparty. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their last sale price as of the close of such exchanges. Obligations with remaining maturities of 60 days or less are valued at amortized cost unless BlackRock Advisors, LLC (the "Manager"), an indirect, wholly owned subsidiary of BlackRock, Inc., believes that this method no longer produces fair valuations. Effective April 2, 2007, securities purchased with a maturity greater than 60 days may be valued at amortized cost. Valuation of other short-term investment vehicles is generally based on the net asset value of the underlying investment vehicle or amortization cost.

Repurchase agreements are valued at cost plus accrued interest. The Fund employs pricing services to provide certain securities prices for the Fund. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Fund, including valuations furnished by the pricing services retained by the Fund, which may use a matrix system for valuations. The procedures of a pricing service and its valuations are reviewed by the officers of the Fund under the general supervision of the Fund's Board of Directors. Such valuations and procedures will be reviewed periodically by the Board of Directors of the Fund.

Generally, trading in foreign securities, as well as U.S. government securities, money market instruments and certain fixed income securities, is substantially completed each day at various times prior to the close of business on the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. Foreign currency exchange rates will generally be determined as of the close of business on the NYSE. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which they are determined and the close of business on the NYSE that may not be reflected in the computation of the Fund's net asset value. If events (for example, a company announcement, market volatility or a natural disaster) occur during such periods that are expected to materially affect the value of such securities, those securities will be valued at their fair value as determined in good faith by the Fund's Board of Directors or by the Manager using a pricing service and/or procedures approved by the Fund's Board of Directors.



BLACKROCK GLOBAL TECHNOLOGY FUND, INC.                           MARCH 31, 2007



Notes to Financial Statements (continued)


(b) Derivative financial instruments--The Fund may engage in various portfolio investment strategies both to increase the return of the Fund and to hedge, or protect, its exposure to interest rate movements and movements in the securities markets. Losses may arise due to changes in the value of the contract due to an unfavorable change in price of the underlying security or index, or if the counterparty does not perform under the contract.

* Financial futures contracts--The Fund may purchase or sell financial futures contracts and options on such financial futures contracts. Financial futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits, and maintains as collateral, such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

* Options--The Fund may write and purchase call and put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

Written and purchased options are non-income producing investments.

* Forward foreign exchange contracts--The Fund may enter into forward foreign exchange contracts as a hedge against either specific transactions or portfolio positions. The contract is marked-to-market daily and the change in market value is recorded by the Fund as an unrealized gain or loss. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed.

* Foreign currency options and futures--The Fund may also purchase or sell listed or OTC foreign currency options, foreign currency futures and related options on foreign currency futures as a short or long hedge against possible variations in foreign exchange rates. Such transactions may be effected with respect to hedges on non-U.S. dollar denominated securities owned by the Fund, sold by the Fund but not yet delivered, or committed or anticipated to be purchased by the Fund.

* Swaps--The Fund may enter into swap agreements, which are OTC contracts in which the Fund and a counterparty agree to make periodic net payments on a specified notional amount. The net payments can be made for a set period of time or may be triggered by a pre-determined credit event. The net periodic payments may be based on a fixed or variable interest rate; the change in market value of a specified security, basket of securities, or index; or the return generated by a security. These periodic payments received or made by the Fund are recorded in the accompanying Statement of Operations as realized gains or losses, respectively. Gains or losses are also realized upon termination of the swap agreements. Swaps are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation). Risks include changes in the returns of the underlying instruments, failure of the counterparties to perform under the contracts' terms and the possible lack of liquidity with respect to the swap agreements.



BLACKROCK GLOBAL TECHNOLOGY FUND, INC.                           MARCH 31, 2007



Notes to Financial Statements (continued)


(c) Foreign currency transactions--Transactions denominated in foreign currencies are recorded at the exchange rate prevailing when recognized. Assets and liabilities denominated in foreign currencies are valued at the exchange rate at the end of the period. Foreign currency transactions are the result of settling (realized) or valuing (unrealized) assets or liabilities expressed in foreign currencies into U.S. dollars. Realized and unrealized gains or losses from investments include the effects of foreign exchange rates on investments. The Fund invests in foreign securities, which may involve a number of risk factors and special considerations not present with investments in securities of U.S. corporations.

(d) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required. Under the applicable foreign tax law, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

(e) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Fund has determined the ex-dividend date. Interest income is recognized on the accrual basis.

(f) Dividends and distributions to shareholders--Dividends and distributions paid by the Fund are recorded on the ex-dividend dates.

(g) Securities lending--The Fund may lend securities to financial institutions that provide cash or securities issued or guaranteed by the U.S. government as collateral, which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. Where the Fund receives securities as collateral for the loaned securities, it collects a fee from the borrower. The Fund typically receives the income on the loaned securities but does not receive the income on the collateral. Where the Fund receives cash collateral, it may invest such collateral and retain the amount earned on such investment, net of any amount rebated to the borrower. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within five business days. The Fund may pay reasonable finder's, lending agent, administrative and custodial fees in connection with its loans. In the event that the borrower defaults on its obligation to return borrowed securities because of insolvency or for any other reason, the Fund could experience delays and costs in gaining access to the collateral. The Fund also could suffer a loss where the value of the collateral falls below the market value of the borrowed securities, in the event of borrower default or in the event of losses on investments made with cash collateral.

(h) Short sales--When the Fund engages in a short sale, an amount equal to the proceeds received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the market value of the short sale. The Fund maintains a segregated account of securities as collateral for the short sales. The Fund is exposed to market risk based on the amount, if any, that the market value of the stock exceeds the market value of the securities in the segregated account. The Fund is required to repay the counterparty any dividends or interest received on the security sold short.

(i) Bank overdraft--The Fund recorded a bank overdraft, which resulted from failing trades that settled the next day.

(j) Recent accounting pronouncements--In July 2006, the Financial Accounting Standards Board ("FASB") issued Interpretation No. 48 ("FIN 48"), "Accounting for Uncertainty in Income Taxes--an interpretation of FASB Statement No. 109." FIN 48 prescribes the minimum recognition threshold a tax position must meet in connection with accounting for uncertainties in income tax positions taken or expected to be taken by an entity including mutual funds before being measured and recognized in the financial statements. Adoption of FIN 48 is required for the last net asset value calculation in the first required financial statement reporting period for fiscal years beginning after December 15, 2006. The impact on the Fund's financial statements, if any, is currently being assessed.

In September 2006, "Statement of Financial Accounting Standards No. 157, Fair Value Measurements" ("FAS 157"), was issued and is effective for fiscal years beginning after November 15, 2007. FAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. At this time, management is evaluating the implications of FAS 157 and its impact on the Fund's financial statements, if any, has not been determined.



BLACKROCK GLOBAL TECHNOLOGY FUND, INC.                           MARCH 31, 2007



Notes to Financial Statements (continued)


In addition, in February 2007, FASB issued "Statement of Financial Accounting Standards No. 159, The Fair Value Option for Financial Assets and Financial Liabilities" ("FAS 159"), which is effective for fiscal years beginning after November 15, 2007. Early adoption is permitted as of the beginning of a fiscal year that begins on or before November 15, 2007, provided the entity also elects to apply the provisions of FAS 157. FAS 159 permits entities to choose to measure many financial instruments and certain other items at fair value that are not currently required to be measured at fair value. FAS 159 also establishes presentation and disclosure requirements designed to facilitate comparisons between entities that choose different measurement attributes for similar types of assets and liabilities. At this time, management is evaluating the implications of FAS 159 and its impact on the Fund's financial statements, if any, has not been determined.

(k) Reclassifications--U.S. generally accepted accounting principles require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. Accordingly, during the current year, $3,886,452 has been reclassified between paid-in capital in excess of par and accumulated net investment loss and $8,380 has been reclassified between accumulated net investment loss and accumulated net realized capital losses as a result of permanent differences attributable to net operating losses and foreign currency transactions. These reclassifications have no effect on net assets or net asset values per share.


2. Investment Advisory Agreement and Transactions with Affiliates:
On September 29, 2006, BlackRock, Inc. and Merrill Lynch & Co., Inc. ("Merrill Lynch") combined Merrill Lynch's investment management business, Merrill Lynch Investment Managers, L.P. ("MLIM"), and its affiliates, with BlackRock to create a new independent company. Merrill Lynch has a 49.8% economic interest and a 45% voting interest in the combined company and The PNC Financial Services Group, Inc. ("PNC") has approximately a 34% economic and voting interest. The new company operates under the BlackRock name and is governed by a board of directors with a majority of independent members.

On August 31, 2006, shareholders of the Fund approved a new Investment Advisory Agreement with BlackRock Advisors, Inc., an indirect, wholly owned subsidiary of BlackRock, Inc., which was reorganized into a limited liability company and renamed BlackRock Advisors, LLC. The new Investment Advisory Agreement between the Fund and the Manager became effective on September 29, 2006. Prior to September 29, 2006, MLIM was the Fund's manager. The general partner of MLIM is Princeton Services, Inc. ("PSI"), an indirect, wholly owned subsidiary of Merrill Lynch, which is the limited partner. The Fund has also entered into separate Distribution Agreements and Distribution Plans with FAM Distributors, Inc. ("FAMD") and BlackRock Distributors, Inc. ("BDI") (collectively, the "Distributor"). FAMD is a wholly owned subsidiary of Merrill Lynch Group, Inc. and BDI is an affiliate of BlackRock, Inc.

The Manager is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. As compensation for its services to the Fund, the Manager receives monthly compensation at the annual rate of 1.0% of the average daily net assets of the Fund not exceeding $1 billion, 0.95% of the average daily net assets of the Fund in excess of $1 billion but not exceeding $2 billion and 0.90% of the average daily net assets in excess of $2 billion. For the period April 1, 2006 to September 29, 2006, MLIM earned fees of $1,246,381, of which $84,733 was waived. For the period September 30, 2006 to March 31, 2007, the Manager earned fees of $1,126,773, of which $76,077 was waived.

In addition, the Manager has entered into a Sub-Advisory Agreement with BlackRock Investment Management, LLC ("BIM"), an affiliate of the Manager, under which the Manager pays the Sub-Adviser, for services it provides, a monthly fee at an annual rate that is a percentage of the management fee paid by the Fund to the Manager. Prior to September 29, 2006, FAM had a Sub-Advisory Agreement with Merrill Lynch Asset Management U.K. Limited ("MLAM U.K."), an affiliate of MLIM.

Pursuant to the Distribution Plans adopted by the Fund, in accordance with Rule 12b-1 under the Investment Company Act of 1940, the Fund pays each Distributor ongoing service and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the shares as follows:


                                         Service       Distribution
                                             Fee                Fee

Investor A                                  .25%                 --
Investor B                                  .25%               .75%
Investor C                                  .25%               .75%
Class R                                     .25%               .25%



BLACKROCK GLOBAL TECHNOLOGY FUND, INC.                           MARCH 31, 2007



Notes to Financial Statements (continued)


Pursuant to sub-agreements with each Distributor, broker dealers, including Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), a wholly owned subsidiary of Merrill Lynch and an affiliate of each Distributor, provide shareholder servicing and distribution services to the Fund. The ongoing service fee compensates the Distributor and each broker-dealer (including MLPF&S) for providing shareholder services to Investor A, Investor B, Investor C and Class R shareholders. The ongoing distribution fee compensates each Distributor and MLPF&S for providing shareholder and distribution-related services to Investor B, Investor C and Class R shareholders.

For the year ended March 31, 2007, FAMD, the Fund's sole Distributor until September 29, 2006, and BDI earned underwriting discounts and direct commissions and MLPF&S and BDI earned dealer concessions on sales of the Fund's Investor A Shares as follows:


                                 FAMD            BDI         MLPF&S

Investor A                    $   564        $     1        $ 7,377


For the year ended March 31, 2007, MLPF&S received contingent deferred sales charges of $33,405 and $550 relating to transactions in Investor B and Investor C Shares, respectively. Furthermore, BDI received contingent deferred sales charges of $28 relating to transactions in Investor B Shares. Additionally, MLPF&S received contingent deferred sales charges of $30 relating to transactions subject to front-end sales charge waivers in Investor A Shares.

The Manager maintains a call center, which is responsible for providing certain shareholder services to the Fund, such as responding to shareholder inquiries and processing transactions based upon instructions from shareholders with respect to the subscription and redemption of Fund shares. During the period September 29, 2006 to March 31, 2007, the following amounts have been accrued by the Fund to reimburse BlackRock for costs incurred running the call center, which are a component of the transfer agent fees in the accompanying Statement of Operations.


                                                        Call Center
                                                               Fees

Institutional                                                $4,848
Investor A                                                   $3,513
Investor B                                                   $3,720
Investor C                                                   $1,978
Class R                                                      $   13


The Fund has received an exemptive order from the Securities and Exchange Commission permitting it to lend portfolio securities to MLPF&S or its affiliates. As of March 31, 2007, the Fund lent securities with a value of $3,285,000 to MLPF&S or its affiliates. Pursuant to that order, the Fund has retained BIM as the securities lending agent for a fee based on a share of the returns on investment of cash collateral. Prior to September 29, 2006, BIM was organized as Merrill Lynch Investment Managers, LLC ("MLIM, LLC"), an affiliate of MLIM, and MLIM, LLC was the securities lending agent. BIM may, on behalf of the Fund, invest cash collateral received by the Fund for such loans, among other things, in a private investment company managed by the Manager or in registered money market funds advised by the Manager or its affiliates. For the year ended March 31, 2007, BIM received $26,588 in securities lending agent fees.

In addition, MLPF&S received $704,066 in commissions on the execution of portfolio security transactions for the Fund for the year ended March 31, 2007.

For the year ended March 31, 2007, the Fund reimbursed MLIM and the Manager $2,747 and $2,159, respectively, for certain accounting services.

Effective September 29, 2006, PFPC Inc., an indirect, wholly owned subsidiary of PNC and an affiliate of the Manager, became the Fund's transfer agent. Prior to September 29, 2006, the Fund's transfer agent was Financial Data Services, Inc. ("FDS"), a wholly owned subsidiary of Merrill Lynch.

Prior to September 29, 2006, certain officers and/or directors of the Fund were officers and/or directors of MLIM, PSI, FDS, FAMD, MLAM U.K., Merrill Lynch, and/or MLIM, LLC.

Commencing September 29, 2006, certain officers and/or directors of the Fund are officers and/or directors of BlackRock, Inc. or its affiliates.


3. Investments:
Purchases and sales of investments, excluding short-term securities, for the year ended March 31, 2007 were $596,197,777 and $660,796,930, respectively.



BLACKROCK GLOBAL TECHNOLOGY FUND, INC.                           MARCH 31, 2007



Notes to Financial Statements (continued)


Transactions in call options written for the year ended March 31, 2007 were as follows:


                                           Number of           Premiums
                                           Contracts           Received

Outstanding call options written,
   beginning of year                              --                 --
Options written                                3,787    $       592,886
Options closed                               (1,740)          (259,613)
                                      --------------    ---------------
Outstanding call options written,
   end of year                                 2,047    $       333,273
                                      ==============    ===============


4. Capital Share Transactions:
Net decrease in net assets derived from capital share transactions was $70,982,944 and $103,178,936 for the years ended March 31, 2007 and
March 31, 2006, respectively.

Transactions in capital shares for each class were as follows:


Institutional Shares for the Year                                Dollar
Ended March 31, 2007                          Shares             Amount

Shares sold                                  213,214    $     1,611,784
Shares redeemed                          (2,419,891)       (19,003,045)
                                      --------------    ---------------
Net decrease                             (2,206,677)    $  (17,391,261)
                                      ==============    ===============



Institutional Shares for the Year                                Dollar
Ended March 31, 2006                          Shares             Amount

Shares sold                                  229,373    $     1,775,806
Shares redeemed                          (3,285,646)       (24,928,946)
                                      --------------    ---------------
Net decrease                             (3,056,273)    $  (23,153,140)
                                      ==============    ===============



Investor A Shares for the Year                                   Dollar
Ended March 31, 2007                          Shares             Amount

Shares sold                                1,145,076    $     8,908,559
Automatic conversion of shares             3,177,125         22,369,145
                                      --------------    ---------------
Total issued                               4,322,201         31,277,704
Shares redeemed                          (3,437,489)       (26,385,522)
                                      --------------    ---------------
Net increase                                 884,712    $     4,892,182
                                      ==============    ===============



Investor A Shares for the Year                                   Dollar
Ended March 31, 2006                          Shares             Amount

Shares sold                                  461,985    $     3,475,257
Automatic conversion of shares             1,109,308          8,276,839
                                      --------------    ---------------
Total issued                               1,571,293         11,752,096
Shares redeemed                          (4,015,087)       (30,060,489)
                                      --------------    ---------------
Net decrease                             (2,443,794)    $  (18,308,393)
                                      ==============    ===============



Investor B Shares for the Year                                   Dollar
Ended March 31, 2007                          Shares             Amount

Shares sold                                  313,773    $     2,252,477
                                      --------------    ---------------
Shares redeemed                          (4,182,643)       (30,194,320)
Automatic conversion of shares           (3,381,215)       (22,369,145)
                                      --------------    ---------------
Total redeemed                           (7,563,858)       (52,563,465)
                                      --------------    ---------------
Net decrease                             (7,250,085)    $  (50,310,988)
                                      ==============    ===============



Investor B Shares for the Year                                   Dollar
Ended March 31, 2006                          Shares             Amount

Shares sold                                  808,298    $     5,662,057
                                      --------------    ---------------
Shares redeemed                          (6,658,171)       (46,791,035)
Automatic conversion of shares           (1,173,637)        (8,276,839)
                                      --------------    ---------------
Total redeemed                           (7,831,808)       (55,067,874)
                                      --------------    ---------------
Net decrease                             (7,023,510)    $  (49,405,817)
                                      ==============    ===============



Investor C Shares for the Year                                   Dollar
Ended March 31, 2007                          Shares             Amount

Shares sold                                  209,647    $     1,501,848
Shares redeemed                          (1,314,918)        (9,469,594)
                                      --------------    ---------------
Net decrease                             (1,105,271)    $   (7,967,746)
                                      ==============    ===============



Investor C Shares for the Year                                   Dollar
Ended March 31, 2006                          Shares             Amount

Shares sold                                  268,385    $     1,929,316
Shares redeemed                          (2,041,274)       (14,372,378)
                                      --------------    ---------------
Net decrease                             (1,772,889)    $  (12,443,062)
                                      ==============    ===============



Class R Shares for the Year                                      Dollar
Ended March 31, 2007                          Shares             Amount

Shares sold                                  105,343    $       800,500
Shares redeemed                            (133,046)        (1,005,631)
                                      --------------    ---------------
Net decrease                                (27,703)    $     (205,131)
                                      ==============    ===============



Class R Shares for the Year                                      Dollar
Ended March 31, 2006                          Shares             Amount

Shares sold                                  127,808    $       908,669
Shares redeemed                            (110,700)          (777,193)
                                      --------------    ---------------
Net increase                                  17,108    $       131,476
                                      ==============    ===============


The Fund charges a 2% redemption fee on the proceeds (calculated at market value) of a redemption (either by sale or exchange) on Fund shares made within 30 days of purchase. The redemption fee is paid to the Fund and is intended to offset the trading costs, market impact and other costs associated with short-term trading into and out of the Fund.



BLACKROCK GLOBAL TECHNOLOGY FUND, INC.                           MARCH 31, 2007



Notes to Financial Statements (concluded)


5. Short-Term Borrowings:
The Fund, along with certain other funds managed by the Manager and its affiliates, is a party to a $500,000,000 credit agreement with a group of lenders. The Fund may borrow under the credit agreement to fund shareholder redemptions and for other lawful purposes other than for leverage. The Fund may borrow up to the maximum amount allowable under the Fund's current prospectus and statement of additional information, subject to various other legal, regulatory or contractual limits. On November 22, 2006, the credit agreement was renewed for one year under substantially the same terms. The Fund pays a commitment fee of .06% per annum based on the Fund's pro rata share of the unused portion of the credit agreement. Amounts borrowed under the credit agreement bear interest at a rate equal to, at the Fund's election, the federal funds rate plus .35% or a base rate as defined in the credit agreement. The Fund did not borrow under the credit agreement during the year ended March 31, 2007.


6. Distributions to Shareholders:
As of March 31, 2007, the components of accumulated losses on a tax basis were as follows:


Undistributed ordinary income--net                    $              --
Undistributed long-term capital gains--net                           --
                                                      -----------------
Total undistributed earnings--net                                    --
Capital loss carryforward                              (1,196,925,169)*
Unrealized losses--net                                   (11,144,681)**
                                                      -----------------
Total accumulated losses--net                         $ (1,208,069,850)
                                                      =================

 * On March 31, 2007, the Fund had a net capital loss carryforward of $1,196,925,169, of which $10,434,955 expires in 2008,
   $37,623,208 expires in 2009, $918,433,560 expires in 2010,
   $226,710,557 expires in 2011 and $3,722,889 expires in 2012.
   This amount will be available to offset like amounts of any future taxable gains.

** The difference between book-basis and tax-basis net unrealized losses is attributable primarily to the tax deferral of losses on wash sales and the deferral of post-October currency and capital losses for tax purposes.



BLACKROCK GLOBAL TECHNOLOGY FUND, INC.                           MARCH 31, 2007



Report of Independent Registered Public Accounting Firm


To the Shareholders and Board of Directors of BlackRock Global Technology Fund, Inc.:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of BlackRock Global Technology Fund, Inc. (formerly Merrill Lynch Global Technology Fund, Inc.) as of March 31, 2007, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of March 31, 2007, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of BlackRock Global Technology Fund, Inc. as of March 31, 2007, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.


Deloitte & Touche LLP
Princeton, New Jersey
May 21, 2007



BLACKROCK GLOBAL TECHNOLOGY FUND, INC.                           MARCH 31, 2007


Officers and Directors

                                                                                                 Number of
                                                                                                 Funds and
                                                                                                 Portfolios in  Other Public
                         Position(s) Length of                                                   Fund Complex   Directorships
                         Held with   Time                                                        Overseen by    Held by
Name, Address & Age      Fund        Served     Principal Occupation(s) During Past 5 Years      Director       Director
Interested Director


Robert C. Doll, Jr.*     President   2005 to    Vice Chairman and Director of BlackRock, Inc.,   122 Funds      None
P.O. Box 9011            and         present    Global Chief Investment Officer for Equities,    168 Portfolios
Princeton,               Director               Chairman of the BlackRock Retail Operating
NJ 08543-9011                                   Committee, and member of the BlackRock
Age: 52                                         Executive Committee since 2006; President of
                                                the funds advised by Merrill Lynch Investment
                                                Managers, L.P. ("MLIM") and its affiliates ("MLIM/
                                                FAM-advised funds") from 2005 to 2006 and Chief
                                                Investment Officer thereof from 2001 to 2006;
                                                President of MLIM and Fund Asset Management,
                                                L.P. ("FAM") from 2001 to 2006; Co-Head
                                                (Americas Region) thereof from 2000 to 2001
                                                and Senior Vice President from 1999 to 2001;
                                                President and Director of Princeton Services, Inc.
                                                ("Princeton Services") and President of Princeton
                                                Administrators, L.P. ("Princeton Administrators")
                                                from 2001 to 2006; Chief Investment Officer of
                                                OppenheimerFunds, Inc. in 1999 and Executive Vice
                                                President thereof from 1991 to 1999.


 * Mr. Doll is a director, trustee or member of an advisory board of certain other investment companies for which BlackRock Advisors, LLC and its affiliates, act as investment adviser. Mr. Doll is an "interested person," as defined in the
   Investment Company Act, of the Fund based on his positions with BlackRock Inc.
   and its affiliates. Directors serve until their resignation, removal or death, or until December 31 of the year in which they turn 72. As Fund President, Mr. Doll serves at the pleasure of the Board of Directors.



BLACKROCK GLOBAL TECHNOLOGY FUND, INC.                           MARCH 31, 2007


Officers and Directors (continued)

                                                                                                 Number of
                                                                                                 Funds and
                                                                                                 Portfolios in  Other Public
                         Position(s) Length of                                                   Fund Complex   Directorships
                         Held with   Time                                                        Overseen by    Held by
Name, Address & Age      Fund        Served     Principal Occupation(s) During Past 5 Years      Director       Director
Independent Directors*


Ronald W. Forbes**       Director    2000 to    Professor Emeritus of Finance, School of         47 Funds       None
P.O. Box 9095                        present    Business, State University of New York at        49 Portfolios
Princeton,                                      Albany since 2000 and Professor thereof from
NJ 08543-9095                                   1989 to 2000; International Consultant, Urban
Age: 66                                         Institute, Washington, D.C. from 1995 to 1999.


Cynthia A. Montgomery++  Director    2000 to    Professor, Harvard Business School since 1989;   47 Funds       Newell
P.O. Box 9095                        present    Associate Professor, J.L. Kellogg Graduate       49 Portfolios  Rubbermaid, Inc.
Princeton,                                      School of Management, Northwestern University                   (manufacturing)
NJ 08543-9095                                   from 1985 to 1989; Associate Professor,
Age: 54                                         Graduate School of Business Administration,
                                                University of Michigan from 1979 to 1985;
                                                Director, Harvard Business School Publishing
                                                since 2005; Director, McLean Hospital since 2005.


Jean Margo Reid          Director    2004 to    Self-employed consultant since 2001; Counsel     47 Funds       None
P.O. Box 9095                        present    of Alliance Capital Management (investment       49 Portfolios
Princeton,                                      adviser) in 2000; General Counsel, Director and
NJ 08543-9095                                   Secretary of Sanford C. Bernstein & Co., Inc.
Age: 61                                         (investment adviser/broker-dealer) from 1997 to
                                                2000; Secretary, Sanford C. Bernstein Fund, Inc.
                                                from 1994 to 2000; Director and Secretary of
                                                SCB, Inc. since 1998; Director and Secretary of
                                                SCB Partners, Inc. since 2000; and Director of
                                                Covenant House from 2001 to 2004.


Roscoe S. Suddarth       Director    2000 to    President, Middle East Institute, from 1995 to   47 Funds       None
P.O. Box 9095                        present    2001; Foreign Service Officer, United States     49 Portfolios
Princeton,                                      Foreign Service, from 1961 to 1995 and Career
NJ 08543-9095                                   Minister from 1989 to 1995; Deputy Inspector
Age: 71                                         General, U.S. Department of State, from 1991 to
                                                1994; U.S. Ambassador to the Hashemite Kingdom
                                                of Jordan from 1987 to 1990.


Richard R. West          Director    1998 to    Professor of Finance from 1984 to 1995,          47 Funds       Bowne & Co.,
P.O. Box 9095                        present    Dean from 1984 to 1993 and since 1995            49 Portfolios  Inc. (financial
Princeton,                                      Dean Emeritus of New York University's                          printers);
NJ 08543-9095                                   Leonard N. Stern School of Business                             Vornado Realty
Age: 69                                         Administration.                                                 Trust (real
                                                                                                                estate company);
                                                                                                                Alexander's, Inc.
                                                                                                                (real estate
                                                                                                                company)


 * Directors serve until their resignation, removal or death, or until December 31 of the year in which they turn 72.

** Chairman of the Board of Directors and the Audit Committee.

++ Chair of the Nominating Committee.



BLACKROCK GLOBAL TECHNOLOGY FUND, INC.                           MARCH 31, 2007


Officers and Directors (concluded)

                         Position(s) Length of
                         Held with   Time
Name, Address & Age      Fund        Served     Principal Occupation(s) During Past 5 Years
Fund Officers*


Donald C. Burke          Vice        1998 to    Managing Director of BlackRock, Inc. since 2006; Managing Director of Merrill
P.O. Box 9011            President   present    Lynch Investment Managers, L.P. ("MLIM") and Fund Asset Management, L.P.
Princeton,               and         and        ("FAM") in 2006; First Vice President of MLIM and FAM from 1997 to 2005 and
NJ 08543-9011            Treasurer   1999 to    Treasurer thereof from 1999 to 2006; Vice President of MLIM and FAM from 1990
Age: 46                              present    to 1997.


Dominic Vignola          Vice        2005 to    Director of BlackRock from 2006; Director (Equities) of MLIM from 2006; Vice
P.O. Box 9011            President   present    President of MLIM from 2000 to 2006; Member of MLIM's Global Technology team
Princeton,                                      since 2000.
NJ 08543-9011
Age: 37


Jeffrey Hiller           Fund Chief  2004 to    Managing Director of BlackRock, Inc. and Fund Chief Compliance Officer since
P.O. Box 9011            Compliance  present    2006; Chief Compliance Officer of the MLIM/FAM-advised funds and First Vice
Princeton,               Officer                President and Chief Compliance Officer of MLIM (Americas Region) from 2004 to
NJ 08543-9011                                   2006; Chief Compliance Officer of the IQ Funds since 2004; Global Director of
Age: 55                                         Compliance at Morgan Stanley Investment Management from 2002 to 2004; Managing
                                                Director and Global Director of Compliance at Citigroup Asset Management from
                                                2000 to 2002; Chief Compliance Officer at Soros Fund Management in 2000; Chief
                                                Compliance Officer at Prudential Financial from 1995 to 2000; Senior Counsel in the Securities and Exchange Commission's Division of Enforcement in Washington,
                                                D.C. from 1990 to 1995.


Alice A. Pellegrino      Secretary   2004 to    Director of BlackRock, Inc. since 2006; Director (Legal Advisory) of MLIM from
P.O. Box 9011                        present    2002 to 2006; Vice President of MLIM from 1999 to 2002; Attorney associated with
Princeton,                                      MLIM from 1997 to 1999; Secretary of MLIM, FAM, FAM Distributors, Inc. and
NJ 08543-9011                                   Princeton Services from 2004 to 2006.
Age: 47


 * Officers of the Fund serve at the pleasure of the Board of Directors.


Further information about the Fund's Officers and Directors is available in the Fund's Statement of Additional Information, which can be obtained without charge by calling 1-800-441-7762.


Custodian
Brown Brothers Harriman & Co.
40 Water Street
Boston, MA 02109-3661


Transfer Agent
PFPC Inc.
Wilmington, DE 19809


Effective January 1, 2007, Edward D. Zinbarg retired as a Director of BlackRock Global Technology Fund, Inc. The Fund's Board of Directors wishes Mr. Zinbarg well in his retirement.


Effective April 13, 2007, Jeffrey Hiller resigned his position as Chief Compliance Officer of the Fund. Also effective April 13, 2007, Karen Clark was appointed Chief Compliance Officer of the Fund. Ms. Clark has been a Managing Director of BlackRock, Inc. since 2007. She was a Director thereof from 2005 to 2007. Prior to that, Ms. Clark was a principal and senior compliance officer at State Street Global Advisors from 2001 to 2005. Ms. Clark was a principal consultant with PricewaterhouseCoopers, LLP from 1998 to 2001. From 1993 to 1998, Ms. Clark was Branch Chief, Division of Investment Management and Office of Compliance Inspections and Examinations, with the U.S. Securities and Exchange Commission.



BLACKROCK GLOBAL TECHNOLOGY FUND, INC.                           MARCH 31, 2007



BlackRock Funds


BlackRock Privacy Principles


BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, "Clients") and to safeguarding their nonpublic personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal nonpublic information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our Web sites.

BlackRock does not sell or disclose to nonaffiliated third parties any nonpublic personal information about its Clients, except as permitted by law or as is necessary to service Client accounts. These nonaffiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to nonpublic personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the nonpublic personal information of its Clients, including procedures relating to the proper storage and disposal of such information.



Availability of Additional Information


Electronic copies of most financial reports and prospectuses are available on the Fund's Web site or shareholders can sign up for e-mail notifications of quarterly statements, annual and semi-annual reports and prospectuses by enrolling in the Fund's electronic delivery program.

To enroll:

Shareholders Who Hold Accounts with Investment Advisers, Banks or Brokerages:

Please contact your financial advisor. Please note that not all investment advisers, banks or brokerages may offer this service.

Shareholders Who Hold Accounts Directly with BlackRock:

1) Access the BlackRock Web site at
   http://www.blackrock.com/edelivery

2) Select eDelivery under the More Information section

3) Log into your account


The Fund will mail only one copy of shareholder documents, including prospectuses, annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called "householding" and it is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact the Fund at (800) 441-7762.



BLACKROCK GLOBAL TECHNOLOGY FUND, INC.                           MARCH 31, 2007



Availability of Additional Information (concluded)


Availability of Proxy Voting Policies and Procedures

The Fund has delegated proxy voting responsibilities to BlackRock and its affiliates, subject to the general oversight of the Fund's Board of Directors. A description of the policies and procedures that BlackRock and its affiliates use to determine how to vote proxies relating to portfolio securities is available without charge, upon request, on our Web site at www.blackrock.com, by calling (800) 441-7762, or on the Web site of the Securities and Exchange Commission (the "Commission") at http://www.sec.gov.


Availability of Proxy Voting Record

Information on how proxies relating to the Fund's voting securities were voted (if any) by the Fund's previous manager during the most recent 12-month period ended June 30 is available, upon request and without charge, on our Web site at www.blackrock.com, by calling (800) 441-7762 or on the Web site of the Commission at http://www.sec.gov.


Availability of Quarterly Portfolio Schedule

The Fund files its complete schedule of portfolio holdings for the first and third quarters of its fiscal year with the Commission on Form N-Q. The Fund's Forms N-Q are available on the Commission's Web site at http://www.sec.gov and may be reviewed and copied at the Commission's Public Reference Room in Washington, D.C. Information regarding the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. The Fund's Forms N-Q may also be obtained upon request, without charge, by calling (800) 441-7762.



Shareholder Privileges


Account Information

Call us at (800) 441-7762 8:00 AM - 6:00 PM EST to get information about your account balances, recent transactions and share prices. You can also reach us on the Web at www.blackrock.com.


Automatic Investment Plans

Investor Class shareholders who want to invest regularly can arrange to have $50 or more automatically deducted from their checking or savings account and invested in any of the BlackRock portfolios.


Systematic Withdrawal Plans

Investor Class shareholders can establish a systematic withdrawal plan and receive periodic payments of $50 or more from their BlackRock portfolios, as long as their account is at least $10,000.


Retirement Plans

Shareholders may make investments in conjunction with Traditional, Rollover, Roth, Coverdell, Simple IRAs, SEP IRAs and 403(b) Plans.



BLACKROCK GLOBAL TECHNOLOGY FUND, INC.                           MARCH 31, 2007



A World-Class Mutual Fund Family


BlackRock now offers an expanded lineup of open-end mutual funds. Our range includes more than 85 funds crossing all investment styles and managed by experts in equity, fixed income and tax-exempt investing.


Equity Portfolios

BlackRock All-Cap Global Resources Portfolio
BlackRock Aurora Portfolio
BlackRock Asset Allocation Portfolio++
BlackRock Balanced Capital Fund++
BlackRock Basic Value Fund
BlackRock Capital Appreciation Portfolio
BlackRock Developing Capital Markets Fund
BlackRock Equity Dividend Fund
BlackRock EuroFund
BlackRock Focus Twenty Fund
BlackRock Focus Value Fund
BlackRock Fundamental Growth Fund
BlackRock Global Allocation Fund++
BlackRock Global Dynamic Equity Fund
BlackRock Global Financial Services Fund
BlackRock Global Growth Fund
BlackRock Global Opportunities Portfolio
BlackRock Global Resources Portfolio*
BlackRock Global Science & Technology
  Opportunities Portfolio
BlackRock Global SmallCap Fund
BlackRock Global Technology Fund
BlackRock Healthcare Fund
BlackRock Health Sciences Opportunities Portfolio
BlackRock Index Equity Portfolio*
BlackRock International Fund
BlackRock International Index Fund
BlackRock International Opportunities Portfolio*
BlackRock International Value Fund
BlackRock Investment Trust
BlackRock Large Cap Core Fund
BlackRock Large Cap Growth Fund
BlackRock Large Cap Value Fund
BlackRock Latin America Fund
BlackRock Lifecycle Prepared Portfolios++
BlackRock Mid-Cap Growth Equity Portfolio
BlackRock Mid-Cap Value Equity Portfolio
BlackRock Mid Cap Value Opportunities Fund
BlackRock Natural Resources Trust
BlackRock Pacific Fund
BlackRock Prepared Portfolios++
BlackRock Small Cap Core Equity Portfolio
BlackRock Small Cap Growth Equity Portfolio
BlackRock Small Cap Growth Fund II
BlackRock Small Cap Index Fund
BlackRock Small Cap Value Equity Portfolio*
BlackRock Small/Mid-Cap Growth Portfolio
BlackRock S&P 500 Index Fund
BlackRock U.S. Opportunities Portfolio
BlackRock Utilities and Telecommunications Fund
BlackRock Value Opportunities Fund


Fixed Income Portfolios

BlackRock Bond Fund
BlackRock Commodity Strategies Fund
BlackRock Enhanced Income Portfolio
BlackRock GNMA Portfolio
BlackRock Government Income Portfolio
BlackRock High Income Fund
BlackRock High Yield Bond Portfolio
BlackRock Inflation Protected Bond Portfolio
BlackRock Intermediate Bond Portfolio II
BlackRock Intermediate Government
  Bond Portfolio
BlackRock International Bond Portfolio
BlackRock Low Duration Bond Portfolio
BlackRock Managed Income Portfolio
BlackRock Short-Term Bond Fund
BlackRock Total Return Portfolio
BlackRock Total Return Portfolio II
BlackRock World Income Fund


Municipal Bond Portfolios

BlackRock AMT-Free Municipal Bond Portfolio
BlackRock California Insured Municipal Bond Fund
BlackRock Delaware Municipal Bond Portfolio
BlackRock Florida Municipal Bond Fund
BlackRock High Yield Municipal Fund
BlackRock Intermediate Municipal Fund
BlackRock Kentucky Municipal Bond Portfolio
BlackRock Municipal Insured Fund
BlackRock National Municipal Fund
BlackRock New Jersey Municipal Bond Fund
BlackRock New York Municipal Bond Fund
BlackRock Ohio Municipal Bond Portfolio
BlackRock Pennsylvania Municipal Bond Fund
BlackRock Short-Term Municipal Fund


Money Market Portfolios

BlackRock Money Market Portfolio
BlackRock Municipal Money Market Portfolio
BlackRock NC Municipal MM Portfolio
BlackRock NJ Municipal MM Portfolio
BlackRock OH Municipal MM Portfolio
BlackRock PA Municipal MM Portfolio
BlackRock Summit Cash Reserves Fund*
BlackRock U.S. Treasury MM Portfolio
BlackRock VA Municipal MM Portfolio


 * See the prospectus for information on specific limitations on investments in the fund.

++ Mixed asset fund.


BlackRock mutual funds are distributed by BlackRock Distributors, Inc. and certain funds are also distributed by FAM Distributors, Inc. You should consider the investment objectives, risks, charges and expenses of the funds under consideration carefully before investing. Each fund's prospectus contains this and other information and is available at www.blackrock.com or by calling 800-882-0052 or from your financial advisor. The prospectus should be read carefully before investing.



BLACKROCK GLOBAL TECHNOLOGY FUND, INC.                           MARCH 31, 2007



Item 2 - Code of Ethics - The registrant has adopted a code of ethics, as of the end of the period covered by this report, that applies to the registrant's principal executive officer, principal financial officer and principal accounting officer, or persons performing similar functions. A copy of the code of ethics is available without charge at www.blackrock.com.

Item 3 - Audit Committee Financial Expert - The registrant's board of directors has determined that (i) the registrant has the following audit committee financial experts serving on its audit committee and
           (ii) each audit committee financial expert is independent: (1) Ronald W. Forbes, (2) Richard R. West, and (3) Edward D. Zinbarg (retired as of December 31, 2006).

Item 4 -   Principal Accountant Fees and Services

           (a) Audit Fees -     Fiscal Year Ended March 31, 2007 - $38,500
                                Fiscal Year Ended March 31, 2006 - $38,500

           (b) Audit-Related Fees -
                                Fiscal Year Ended March 31, 2007 - $0
                                Fiscal Year Ended March 31, 2006 - $0

           (c) Tax Fees -       Fiscal Year Ended March 31, 2007 - $6,100
                                Fiscal Year Ended March 31, 2006 - $6,000

           The nature of the services include tax compliance, tax advice and tax planning.

           (d) All Other Fees - Fiscal Year Ended March 31, 2007 - $0
                                Fiscal Year Ended March 31, 2006 - $0

           (e)(1) The registrant's audit committee (the "Committee") has adopted policies and procedures with regard to the pre-approval of services. Audit, audit-related and tax compliance services provided to the registrant on an annual basis require specific pre-approval by the Committee. The Committee also must approve other non-audit services provided to the registrant and those non-audit services provided to the registrant's affiliated service providers that relate directly to the operations and the financial reporting of the registrant. Certain of these non-audit services that the Committee believes are a) consistent with the SEC's auditor independence rules and b) routine and recurring services that will not impair the independence of the independent accountants may be approved by the Committee without consideration on a specific case-by-case basis ("general pre-approval"). However, such services will only be deemed pre-approved provided that any individual project does not exceed $5,000 attributable to the registrant or $50,000 for all of the registrants the Committee oversees. Any proposed services exceeding the pre-approved cost levels will require specific pre-approval by the Committee, as will any other services not subject to general pre-approval (e.g., unanticipated but permissible services). The Committee is informed of each service approved subject to general pre-approval at the next regularly scheduled in-person board meeting.

           (e)(2)  0%

           (f) Not Applicable

           (g) Fiscal Year Ended March 31, 2007 - $3,016,200
               Fiscal Year Ended March 31, 2006 - $3,754,550

           (h) The registrant's audit committee has considered and determined that the provision of non-audit services that were rendered to the registrant's investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

           Regulation S-X Rule 2-01(c)(7)(ii) - $1,739,500, 0%

Item 5 -   Audit Committee of Listed Registrants - Not Applicable

Item 6 -   Schedule of Investments - Not Applicable

Item 7 - Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies - Not Applicable

Item 8 - Portfolio Managers of Closed-End Management Investment Companies - Not Applicable

Item 9 - Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers - Not Applicable

Item 10 -  Submission of Matters to a Vote of Security Holders - The
           registrant's Nominating Committee will consider nominees to the Board recommended by shareholders when a vacancy becomes available. Shareholders who wish to recommend a nominee should send nominations which include biographical information and sets forth the qualifications of the proposed nominee to the registrant's Secretary. There have been no material changes to these procedures.

Item 11 -  Controls and Procedures

11(a) - The registrant's certifying officers have reasonably designed such disclosure controls and procedures to ensure material information relating to the registrant is made known to us by others particularly during the period in which this report is being prepared. The registrant's certifying officers have determined that the registrant's disclosure controls and procedures are effective based on our evaluation of these controls and procedures as of a date within 90 days prior to the filing date of this report.

11(b) - There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act
           (17 CFR 270.30a-3(d)) that occurred during the second fiscal half-year of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12 -  Exhibits attached hereto

12(a)(1) - Code of Ethics - See Item 2

12(a)(2) - Certifications - Attached hereto

12(a)(3) - Not Applicable

12(b) -    Certifications - Attached hereto


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


BlackRock Global Technology Fund, Inc.


By:    /s/ Robert C. Doll, Jr.
       -----------------------
       Robert C. Doll, Jr.,
       Chief Executive Officer of
       BlackRock Global Technology Fund, Inc.


Date: May 21, 2007


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By:    /s/ Robert C. Doll, Jr.
       -----------------------
       Robert C. Doll, Jr.,
       Chief Executive Officer of
       BlackRock Global Technology Fund, Inc.


Date: May 21, 2007


By:    /s/ Donald C. Burke
       -------------------
       Donald C. Burke,
       Chief Financial Officer of
       BlackRock Global Technology Fund, Inc.


Date: May 21, 2007